UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 4, 2003

WORLD AIRWAYS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	0-26582 (Commission File Number)	94-1358276 (IRS Employer Identification No.)

The HLH Building
101 World Drive
Peachtree City, Georgia 30269
(Address of principal executive offices)

(770) 632-8000
(Registrant’s telephone number, including area code)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (c) Exhibits

Exhibit No.	Document

99.1	Press Release of World Airways, Inc. dated August 4, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 4, 2003, World Airways, Inc., a Delaware corporation (the “Registrant”), issued a press release (the “Press Release”) announcing its financial results for the quarter ended June 30, 2003. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this item of this Current Report on Form 8-K as if fully set forth herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD AIRWAYS, INC. (Registrant)

Date: August 4, 2003	By:	/s/ Hollis L. Harris

Hollis L. Harris Chairman and Chief Executive Officer